EXHIBIT 99.9
                                ------------

         The Bear Stearns Confirmation, dated as of March 29, 2006

[OBJECT OMITTED GRAPHIC OMITTED]
                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009




DATE:         March 30, 2006

TO:           The Bank of New York, not in its individual  capacity,  but solely as Trustee of the  Supplemental  Interest Trust for CWALT,  Inc.
              Alternative Loan Trust 2006-6CB
ATTENTION:    Courtney Barhalomew
TELEPHONE:    212-815-3236
FACSIMILE:    212-815-3986

FROM:         Derivatives Documentation
TELEPHONE:    212-272-2711
FACSIMILE:    212-272-9857

SUBJECT:      Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNEC8089

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement dated as of March 1, 2006 (the "Pooling and Servicing Agreement") among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee.

Reference Number: FXNEC8089
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB March 30, 2006
Page 2 of 13

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of Transaction:  Rate Cap

       Notional Amount:      With respect to any Calculation Period, the
                             lesser of (i) the amount set forth for such period in the attached Schedule of Notional Amounts and
                             (ii) the Class Certificate Balance of the Class
                             1-A-2 Certificates immediately prior to the related
                             Distribution Date (as such term is defined in the Pooling and Servicing Agreement).

       Trade Date:           March 29, 2006

       Effective Date:       April 25, 2006

       Termination Date:     May 25, 2009

       Fixed Amount (Premium):

           Fixed Rate Payer:  Counterparty;  provided  that the  payment  of the
                              Fixed Amount to BSFP has been made on behalf of the Counterparty, by Deutsche Bank Securities Inc. from the proceeds of the sale of the Certificates.

           Fixed Rate Payer
           Payment Date:      March 30, 2006

           Fixed Amount:      USD 1,715,000

       Floating Amounts:

           Floating Rate Payer:          BSFP

           Cap Rate:                     5.10000%

           Floating Rate Payer
           Period End Dates: The 25th calendar day of each month during the Term of this Transaction, commencing May 25, 2006 and ending on the Termination Date, with No
                                         Adjustment.

            Floating Rate Payer
            Payment Dates:                Early  Payment  shall  be  applicable.
                                          The  Floating  Rate  Payer

Reference Number: FXNEC8089
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB March 30, 2006
Page 3 of 13



                                          Payment Dates shall be one Business
                                          Day preceding  each  Floating
                                          Rate Payer Period End Date.

           Floating Rate Option:          USD-LIBOR-BBA; provided, however, that
                                          if the Floating Rate determined from
                                          such Floating Rate Option for any
                                          Calculation Period is greater than
                                          9.10000% then the Floating Rate
                                          for such Calculation Period shall
                                          be deemed equal to 9.10000%.

           Designated Maturity:           One month

           Floating Rate Day
           Count Fraction:                30/360

           Reset Dates:                   The first day of each Calculation
                                          Period.

           Compounding:                   Inapplicable

       Business Days for payments:        New York

       Business Day Convention:           Following

3. Additional Provisions:                 Each party hereto is hereby advised
                                          and acknowledges that the other party
                                          has engaged in (or refrained from
                                          engaging in) substantial financial
                                          transactions and has taken (or
                                          refrained from taking) other material
                                          actions in reliance upon the entry by
                                          the parties into the Transaction being
                                          entered into on the terms and
                                          conditions set forth herein and in the
                                          Confirmation relating to such
                                          Transaction, as applicable. This
                                          paragraph shall be deemed repeated on
                                          the trade date of each Transaction.

4.   Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
     Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)   Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

Reference Number: FXNEC8089
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB March 30, 2006
Page 4 of 13


(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

         (i) Market Quotation will apply.

         (ii) The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a):

(1) Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC8089
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB March 30, 2006
Page 5 of 13


Party required to deliver document    Form/Document/                     Date by which to
                                      Certificate                        be delivered

BSFP and                              Any document required or           Promptly after the earlier of (i) reasonable
the Counterparty                      reasonably requested to allow      demand by either party or (ii)
                                      the other party to make            learning that such form or document
                                      payments  under  this  Agreement   is required
                                      without   any    deduction    or
                                      withholding   for   or  on   the
                                      account  of any Tax or with such
                                      deduction  or  withholding  at a
                                      reduced rate

(2) Other documents to be delivered are:

Party required to        Form/Document/                  Date by which to              Covered by Section 3(d) Representation
deliver document         Certificate                     be delivered

BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement
                         evidence the authority of       and such Confirmation
                         the delivering party or its
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver this Agreement, any
                         Confirmation , and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider to
                         perform its obligations
                         under this Agreement, such
                         Confirmation and/or Credit
                         Support


Reference Number: FXNEC8089
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB
March 30, 2006
Page 6 of 13



Party required to        Form/Document/                  Date by which to              Covered by Section 3(d) Representation
deliver document         Certificate                     be delivered

                         Document, as the
                         case may be

BSFP and                 A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement,
                         any relevant Credit Support
                         Document, or any Confirmation,
                         as the case may be

6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of this Agreement:

         Address for notices or communications to BSFP:

                  Address: 383 Madison Avenue, New York, New York  10179
                  Attention:        DPC Manager
                  Facsimile:        (212) 272-5823

         with a copy to:

                  Address: One Metrotech Center North, Brooklyn, New York 11201
                  Attention:        Derivative Operations - 7th Floor
                  Facsimile:        (212) 272-1634

                  (For all purposes)

         Address for notices or communications to the Counterparty:

                  Address:   The Bank of New York
                             101 Barclay Street-8W
                             New York, New York 10286
                  Attention: Corporate Trust MBS Administration, CWALT, Series
                             2006-6CB

Reference Number: FXNEC8089
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB March 30, 2006
Page 7 of 13


                  Facsimile:        212-815-3986
                  Phone:            212-815-3236

                  (For all purposes)

(b) Process Agent. For the purpose of Section 13(c):

                           BSFP appoints as its
                           Process Agent:            Not Applicable

                           The Counterparty appoints as its
                           Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

         BSFP is not a Multibranch Party.

         The Counterparty is not a Multibranch Party.

(e) Calculation Agent. BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market Maker to act as Calculation Agent.

(f)      Credit Support Document. Not applicable for either BSFP or the
         Counterparty.

(g)      Credit Support Provider.

         BSFP:    Not Applicable

         The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof

Reference Number: FXNEC8089
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB March 30, 2006
Page 8 of 13

shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(n) Limitation on Liability: It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by The Bank of New York ("BONY"), not individually or personally but solely as the Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB (the "Trust") in the exercise of the powers and authority conferred and vested in it, (b) The Bank of New York is entering into this Agreement solely in its capacity as trustee and not in its individual capacity under the Pooling and Servicing Agreement; and (c) in no case shall the Bank of New York (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Counterparty under the terms of this Agreement, all such liability, if any, being expressly waived by BSFP and any person claiming by, through or under BSFP.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

Reference Number: FXNEC8089
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB March 30, 2006
Page 9 of 13


8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

         "(g) Relationship Between Parties.

                           Each party represents to the other party on each date when it enters into a Transaction that:--

                  (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

                  (2) Evaluation and Understanding.

                  (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                  (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

                  (5) Eligible Contract Participant. Each party constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

      NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.     Account Details and
       Settlement Information:  Payments to BSFP:
                                Citibank, N.A., New York
                                ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                Account Number: 0925-3186, for further credit to

Reference Number: FXNEC8089
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB March 30, 2006
Page 10 of 13

                                Bear Stearns Financial Products Inc.
                                Sub-account  Number: 102-04654-1-3
                                Attention: Derivatives Department

                                Payments to Counterparty:
                                The Bank of New York
                                New York, NY
                                ABA Number: 021-000-018
                                GLA Number: 111-565
                                For further credit to: TAS A/C [please provide]
                                Attention: Ann Marie Cassano
                                Tel: (212) 815-8318

6. Regulation AB Compliance. BSFP and Counterparty agree that the terms of the
Item 1115 Agreement dated as of January 30, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNEC8089
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB March 30, 2006
Page 11 of 13


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.


By:    /s/ Annie Manevitz
       -----------------------------------------------
       Name:  Annie Manevitz
       Title:   Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

THE BANK OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE OF THE SUPPLEMENTAL INTEREST TRUST CWALT, INC. ALTERNATIVE LOAN TRUST 2006-6CB


By:    /s/ Maria Tokarz
       -----------------------------------------------
       As authorized agent or officer for The Bank of New York, not in its individual capacity but soley as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB
       Name:  Maria Tokarz
       Title:  Assistant Treasurer


       lm

Reference Number: FXNEC8089
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB March 30, 2006
Page 12 of 13




                         SCHEDULE OF NOTIONAL AMOUNTS

                                                           Notional Amount
    From and including           To but excluding               (USD)
    ------------------           ----------------          ---------------

      Effective Date                5/25/2006               443,636,014.25

         5/25/2006                  6/25/2006               438,865,490.47

         6/25/2006                  7/25/2006               432,689,033.12

         7/25/2006                  8/25/2006               425,124,192.44

         8/25/2006                  9/25/2006               416,192,559.86

         9/25/2006                  10/25/2006              405,919,744.83

        10/25/2006                  11/25/2006              394,335,332.68

        11/25/2006                  12/25/2006              381,472,823.45

        12/25/2006                  1/25/2007               367,369,551.37

         1/25/2007                  2/25/2007               352,099,849.02

         2/25/2007                  3/25/2007               335,706,981.17

         3/25/2007                  4/25/2007               318,630,941.03

         4/25/2007                  5/25/2007               301,941,673.64

         5/25/2007                  6/25/2007               285,632,729.77

         6/25/2007                  7/25/2007               269,697,767.28

         7/25/2007                  8/25/2007               254,130,549.28

         8/25/2007                  9/25/2007               238,924,942.43

         9/25/2007                  10/25/2007              224,074,915.23

        10/25/2007                  11/25/2007              209,574,536.31

        11/25/2007                  12/25/2007              195,417,972.81

        12/25/2007                  1/25/2008               181,599,488.70

         1/25/2008                  2/25/2008               168,113,443.24

         2/25/2008                  3/25/2008               154,954,289.35

         3/25/2008                  4/25/2008               142,116,572.10

         4/25/2008                  5/25/2008               129,594,927.17

         5/25/2008                  6/25/2008               117,384,079.32

Reference Number: FXNEC8089
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB March 30, 2006
Page 13 of 13

         6/25/2008                  7/25/2008               105,478,841.00

         7/25/2008                  8/25/2008               93,874,110.81

         8/25/2008                  9/25/2008               82,564,872.12

         9/25/2008                  10/25/2008              71,546,191.67

        10/25/2008                  11/25/2008              60,813,218.16

        11/25/2008                  12/25/2008              50,361,180.94

        12/25/2008                  1/25/2009               40,185,388.64

         1/25/2009                  2/25/2009               30,281,227.86

         2/25/2009                  3/25/2009               20,644,161.90

         3/25/2009                  4/25/2009               11,269,729.48

         4/25/2009               Termination Date            2,153,543.47